                               INDIGO ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                                TABLE OF CONTENTS
                                -----------------

                                                                   PAGE
                                                                   ----

INDEPENDENT AUDITORS' REPORT                                         1

FINANCIAL STATEMENTS:

    BALANCE SHEET                                                    2

    STATEMENT OF OPERATIONS                                          3

    STATEMENT OF CASH FLOWS                                          4

    STATEMENT OF STOCKHOLDERS' EQUITY                                5

    NOTES TO FINANCIAL STATEMENTS                                 6 - 10

                               FREEMAN & DAVIS LLP
                          Certified Public Accountants

Harold N. London, CPA
Robert H. Feldstein, CPA                         225 West 34th Street, Suite 320
Stuart H. Levitt, CPA                                New York, N.Y.  10122-0397
Gerald Lubowsky, CPA
Arthur Schwartzman, CPA                          -------------------------------
Zvi Levavy, CPA                                         Telephone: 212-594-8155
------------------------                                Telecopier: 212-465-0520

Philip J. London

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors of
Indigo Energy, Inc.:

     We have audited the accompanying balance sheet of Indigo Energy, Inc., a Delaware corporation, as at December 31, 2000 and the related statements of operations, cash flows and stockholders' equity for the period March 8, 2000 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Indigo Energy, Inc. as at December 31, 2000, and the results of its operations and its cash flows for the period March 8, 2000 (inception) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is dependent upon raising additional capital and/or obtaining financing to continue its development stage operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                         /s/ FREEMAN & DAVIS LLP

New York, New York
February 28, 2001

                               INDIGO ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                  BALANCE SHEET

                                DECEMBER 31, 2000

                                     ASSETS
                                     ------

CURRENT ASSETS
--------------

   Cash                                                       $ 11,050
   Receivable - shared research cost                            10,000
   Advances to officers (stockholders)                          39,142
                                                                -------
     TOTAL CURRENT ASSETS                                                    $ 60,192

EQUIPMENT - Net of accumulated depreciation of $368                             3,314
---------

OTHER ASSETS
------------

   Expenses preparatory to a public offering of the Company's
      common stock                                              100,855
   Patent application costs                                      12,578
                                                                -------
     TOTAL OTHER ASSETS                                                       113,433
                                                                             --------
                                                                             $176,939
                                                                             ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
-------------------

   Accounts payable                                                          $ 150,285

STOCKHOLDERS' EQUITY
--------------------

   Preferred stock, $0.001 par value per share:
         Authorized and unissued        10,000,000 shares
   Common stock, $0.001 par value per share:
         Authorized                     90,000,000 shares
         Issued and outstanding         10,486,800 shares      $ 10,487
   Additional paid-in capital                                   303,313
   Deficit accumulated during the development stage            (287,146)
                                                              ---------

         TOTAL STOCKHOLDERS' EQUITY                                             26,654
                                                                                ------

                                                                              $176,939
                                                                              ========



   The accompanying notes are an integral part of these financial statements.

                               INDIGO ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF OPERATIONS


                 MARCH 8, 2000 (INCEPTION) TO DECEMBER 31, 2000


REVENUE                                                   $    --
                                                          ---------

EXPENSES
--------

   Research and development expenses                        187,519
   General and administrative expenses                      100,184
   Depreciation                                                 368
                                                          ---------

TOTAL EXPENSES                                              288,071
                                                          ---------

INTEREST INCOME                                                 925
                                                          ---------

NET LOSS                                                  $(287,146)
                                                          =========


BASIC NET LOSS PER COMMON SHARE                           $   (.028)
                                                          =========

   The accompanying notes are an integral part of these financial statements.

                               INDIGO ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF CASH FLOWS

                 MARCH 8, 2000 (INCEPTION) TO DECEMBER 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                           $(287,146)
   Adjustments to reconcile net loss to net cash used
      in operating activities:
         Noncash items:
            Depreciation of equipment                                       368
            Value of services contributed to the Company by certain
               executive officers                                        75,000
         Increase in receivable - shared research cost                  (10,000)
         Increase in accounts payable                                   150,285
                                                                      ---------

NET CASH USED IN OPERATING ACTIVITIES                                   (71,493)
                                                                      ---------

CASH FLOWS USED IN INVESTING ACTIVITIES:
   Payments for the purchase of equipment                                (3,682)
   Payments of patent application costs                                 (12,578)
   Advances to officers (stockholders)                                  (39,142)
                                                                      ---------

NET CASH USED IN INVESTING ACTIVITIES                                   (55,402)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock                               238,800
   Payments for expenses preparatory to a public offering of the
      Company's common stock                                           (100,855)
                                                                      ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES                               137,945
                                                                      ---------

CASH AT DECEMBER 31, 2000                                             $  11,050
                                                                      =========

SUPPLEMENTAL INFORMATION ABOUT
   CASH PAYMENTS IS AS FOLLOWS:
      Cash payments of interest                                       $    --
      Cash payments for income taxes                                  $    --


   The accompanying notes are an integral part of these financial statements.

                               INDIGO ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                        STATEMENT OF STOCKHOLDERS' EQUITY

                 MARCH 8, 2000 (INCEPTION) TO DECEMBER 31, 2000

                                                                                                        DEFICIT
                                                                                                      ACCUMULATED
                                                                 COMMON STOCK          ADDITIONAL     DURING THE
                                                            --------------------       PAID-IN        DEVELOPMENT
                                               TOTAL         SHARES       AMOUNT       CAPITAL           STAGE
                                             ---------      ---------    -------      --------         ----------
Common stock issued for cash                 $   9,500      9,500,000    $ 9,500      $                $

Common stock issued in a securities
     offering, net of expenses of $17,400      229,300        986,800        987       228,313

Value of services contributed to the
     Company by certain executive officers      75,000                                  75,000

Net Loss - March 8, 2000 (inception) to
     December 31, 2000                        (287,146)                                                 (287,146)
                                             ---------      ---------    -------      --------         ----------

BALANCE - DECEMBER 31, 2000                  $  26,654     10,486,800    $10,487      $303,313         $(287,146)
                                             =========     ==========    =======      ========         =========

   The accompanying notes are an integral part of these financial statements.

                               INDIGO ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2000



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

              DESCRIPTION OF DEVELOPMENT STAGE ACTIVITIES
              -------------------------------------------

                    The Company was organized on March 8, 2000 as a Delaware
              corporation under the name Alternate Energy Corp. Immediately thereafter the Company changed its name to Q Power, Inc. and in October 2000 changed to its present name of Indigo Energy, Inc. The Company has elected December 31 as its year end for tax and financial reporting. The Company is presently in its development stage and intends to become a developer and manufacturer of a reliable electrical backup power supply for the telecommunications industry.

              OFFERING OF THE COMPANY'S COMMON STOCK - CONSUMMATED
              ----------------------------------------------------

                    In May 2000, the Company completed an offering of 986,800
              shares of its common stock, at an offering price of $.25 per share, to qualified investors. Pursuant to the offering, the Company received $246,700, less costs of $17,400 associated with the offering, for net proceeds of $229,300. The offering was made pursuant to the exemptions from registration with the Securities and Exchange Commission (SEC) provided by Regulation D, Rule 506, of the 1933 Act, and under applicable state laws, rules and regulations.

              EXPENSES PREPARATORY TO A PUBLIC OFFERING OF THE COMPANY'S COMMON
              ------------------------------------------------------------------
              STOCK ($100,855)
              ----------------

                    Expenses incurred in connection with an initial public
              offering of the Company's common stock which is currently in progress will be charged to additional paid-in capital upon the successful completion of the offering. If the offering is not consummated, such costs will be charged against operations.

              USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS
              --------------------------------------------------

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               INDIGO ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2000

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
        ------------------------------------------

              CONCENTRATIONS OF CREDIT RISK
              -----------------------------

                    Financial instruments which potentially expose the Company to concentrations of credit risk, as defined by Statement of Financial Accounting Standards No. 105, consist principally of cash.

                    The Company maintains its cash balances in a financial
              institution located in Kent, Washington. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. As at December 31, 2000, all cash balances are covered by such insurance.

              RESEARCH AND DEVELOPMENT
              ------------------------

                    Research and development costs are expensed as incurred.

              PLANT AND EQUIPMENT
              -------------------

                    Plant and equipment are stated at cost, less accumulated
              depreciation. The cost of major improvements and betterments to existing plant and equipment are capitalized, while maintenance and repairs are charged to expense when incurred. Upon retirement or other disposal of plant and equipment, the profit realized or loss sustained on such transaction is reflected in income. Depreciation is computed on the cost of plant and equipment on the straight-line method, based upon the estimated five year useful life of the assets.

              PATENT APPLICATION COSTS
              ------------------------

                    Costs incurred in connection with patent applications are
              capitalized in the accounts of the Company at cost.

                    In the event that a patent is granted to the Company, the
              costs incurred will be amortized on a straight-line basis over the economic life of the patent, but in no event longer than the legal life of the patent. Patent application costs recorded as assets which are subsequently determined to have no discernible future benefit will be charged to operations.

                               INDIGO ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2000


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------

              INCOME TAXES
              ------------

                    Deferred income taxes result from the effects of temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements, and for the expected future tax benefits to be derived from tax loss carryforwards. A valuation allowance is recorded to reflect the likelihood of realization of deferred tax assets.

              NET LOSS PER SHARE
              ------------------

                    Net loss per common share was calculated under SFAS No. 128,
              "Earnings per Share". Basic net loss per share is computed by dividing the net loss by the weighted average outstanding shares of 10,311,296 during the period. There is no diluted net loss per share inasmuch as there are no potentially dilutive shares or options outstanding during the period.

              GOING CONCERN
              -------------

                    The accompanying financial statements have been prepared
              assuming that the Company will continue as a going concern. The Company is dependent upon raising additional capital and/or obtaining financing to continue its development stage operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

              COMPREHENSIVE INCOME
              --------------------

                    The Company has adopted Statement of Financial Accounting
              Standards (SFAS) No. 130, "Reporting Comprehensive Income", which established standards for reporting and display of comprehensive income and its components in the financial statements. Besides net income, SFAS No. 130 requires the reporting of other comprehensive income, defined as revenues, expenses, gains and losses that under generally accepted accounting principles are not included in net income. As at December 31, 2000, the Company had no items of other comprehensive income and as a result, no additional disclosure is included in the financial statements.

                               INDIGO ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2000

NOTE 2.  INCOME TAXES
         ------------

                    Deferred income taxes reflect the net tax effect of
              temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and operating loss carryforwards. Significant items comprising the net deferred tax asset at December 31, 2000 are:

                    Net operating loss carryforward                                   $ 63,442
                    Start-up costs not currently deductible for tax purposes             8,688
                                                                                      --------
                    Total deferred income tax assets                                    72,130
                    Less: deferred tax asset valuation allowance                        72,130
                                                                                      --------

                    NET DEFERRED TAX ASSET                                            $      -
                                                                                      ========

                    The elements comprising the differences in the income tax
              expense between the federal statutory rate and the Company's effective rate for the initial year March 8, 2000 (inception) to December 31, 2000 are shown as follows:

                    Income tax credit computed at the statutory rate                  $(97,630)
                    Permanent non-deductible expenses                                   25,500
                    Unrecorded tax benefits                                             72,130
                                                                                      --------

                    TOTAL INCOME TAX PROVISION                                        $      -
                                                                                      ========

                    At December 31, 2000, the Company has a net operating loss, for federal income tax purposes, of approximately $187,000 available to offset future taxable income for a period of twenty years. In addition, deferred start-up costs of approximately $25,000 will be available to offset future taxable income for a period of five years once the Company commences its intended business operations. The company has applied a full valuation allowance to its deferred tax assets inasmuch as there can be no assurance, at this time, that the Company will evolve from the development stage and generate future taxable income.

                              INDIGO ENERGY, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 2000


NOTE 3.  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------------------------

                    The estimate of the fair value of each class of financial
              instruments for which it is practicable to estimate that value is based on the following methods and assumptions:

                    CASH, RECEIVABLE - SHARED RESEARCH COST, ADVANCES TO OFFICERS (STOCKHOLDERS) AND ACCOUNTS PAYABLE:

                    The carrying amounts of these items are assumed to be a
              reasonable estimate of their fair value due to their short-term nature.

NOTE 4.  SUBSEQUENT EVENT
         ----------------

                    On January 4, 2001 the Company received an effective date
              from the Securities and Exchange Commission (SEC) for its initial public offering (IPO). The IPO prospectus states that the sale of shares is offered on a "any and all, direct offering" basis of up to 1,000,000 shares of the Company's common stock at an offering price of $.25 per share for an aggregate of $250,000. As of February 28, 2001, the Company received proceeds of approximately $153,100. The offering expires ninety days from the effective date and the Company may extend the offering for an additional ninety days in its sole discretion. All proceeds from the offering go directly to the Company and are non-refundable to subscribers.